                                                                   Exhibit 10.35

                           ENZON PHARMACEUTICALS, INC.
               NON-QUALIFIED STOCK OPTION CERTIFICATE & AGREEMENT

                                                      GRANT DATE: JUNE 10, 2005

                                                      CERTIFICATE NO.: 0003414

         -------------------------------------------------------------------------------------------------
                            SUMMARY GRANT INFORMATION
         -------------------------------------------------------------------------------------------------
         EMPLOYEE:                                     Craig A. Tooman
         --------------------------------------------- ---------------------------------------------------
         NUMBER OF SHARES:                             50,000
         --------------------------------------------- ---------------------------------------------------
         EXERCISE PRICE:                               $5.73
         --------------------------------------------- ---------------------------------------------------
                                                       1987 Non-Qualified Stock Option Plan, as amended
         PLAN:                                         (the "Plan")
         --------------------------------------------- ---------------------------------------------------
         OPTION                                        June 10, 2015 (subject to earlier termination, as
         TERMINATION DATE:                             set forth herein)
         --------------------------------------------- ---------------------------------------------------

         -------------------------------------------------------------------------------------------------
                               VESTING INFORMATION
         -------------------------------------------------------------------------------------------------
                                                               Number of Shares to which the Option
                             Date                                      Becomes Exercisable
         --------------------------------------------- ---------------------------------------------------
                        June 10, 2006                                        12,500
         --------------------------------------------- ---------------------------------------------------
                        June 10, 2007                                        12,500
         --------------------------------------------- ---------------------------------------------------
                        June 10, 2008                                        12,500
         --------------------------------------------- ---------------------------------------------------
                        June 10, 2009                                        12,500
         --------------------------------------------- ---------------------------------------------------

         In accordance with the terms and conditions of the Plan, the Employment Agreement between Employee and the Company dated January 5, 2005, as amended of even date herewith ("Employment Agreement"), and the mutual promises and undertakings contained in the attached pages, intending to be legally bound, the parties hereto agree to the provisions set forth in the Option Terms attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.


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

ENZON PHARMACEUTICALS, INC.                          EMPLOYEE


By: /s/ Paul Davit                                   /s/ Craig A. Tooman
    --------------------------------                ----------------------------
      Paul Davit                                     Signature
      Executive Vice President, Human Resources     ___________________________
                                                     Date June 10, 2005

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

                      1987 Non-Qualified Stock Option Plan
                                  Option Terms

         1. Grant of Option. The Company hereby grants Employee the right and option (the "Option") to purchase all or any part of an aggregate of the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") set forth above, at the price per share set forth above (the "Exercise Price") on the terms and conditions set forth in this Agreement, in the Plan and in the Employment Agreement. It is understood and agreed that the Exercise Price is the per share Fair Market Value (as defined in the Plan) of such shares on the date of this Agreement. The Option is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Option is issued pursuant to the Plan and is subject to its terms. A copy of the Plan has been furnished to Employee. Employee hereby confirms he/she has received and thoroughly read the Plan. The Company invites and encourages Employee to contact any member of the Company's Human Resources Department with any questions he/she may have regarding the Plan or this Agreement.

         2. Expiration. The Option shall terminate at the close of business on the termination date set forth above or earlier as is prescribed in the Plan or herein. Employee shall not have any of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be issued to Employee upon the proper exercise of the Option.

         3. Vesting of Option Rights. Except as otherwise provided in Section 4 of this Agreement, the Option shall become exercisable in portions in accordance with the schedule set forth above, provided the Employee is employed by the Company on the vesting date in question.

         4. Vesting and Exercise of Option after Termination of Employment. The acceleration of the vesting and exercisability of this Option upon a termination of Employee's employment or the occurrence of a Change of Control shall be as set forth in the Employment Agreement. The duration of the exercisability of this Option, to the extent vested and exercisable, after termination of Employee's employment with the Company shall be (a) as set forth in the Employment Agreement in the case of a termination of employment pursuant to
Section 10(d) (Disability) or 10(e) (Without Cause, For Good Reason) of the Employment Agreement, (b) until June 10, 2015 in the case of Employee's death while employed by the Company or his death within three months after the date of his retirement from the Company and (c) in all other cases shall be exercisable for one hundred ninety days following termination of employment. The foregoing to the contrary notwithstanding, the Option, to the extent then vested, shall in no case be exercisable (i) prior to December 10, 2005 or after June 10, 2015.

         5. Transfer and Assignment. This Option may not be transferred except in accordance with the terms of the Plan. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Employee.

         6. Method of Exercise of Option. The Option may be exercised in whole or in part from time to time by Employee or other proper party in accordance with the terms of the Plan by serving written notice of exercise on the Company at its principal office within the period during which the Option is exercisable as provided in this Agreement. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price for all shares designated in the notice. Payment of the Exercise Price shall be made in cash (including bank check, personal check or money order payable to the Company), or otherwise in accordance with the Plan. This Option shall be exercised only for 100 shares of Common Stock or a multiple thereof or for the full number of shares for which the Option is then exercisable.

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

         7. Miscellaneous.

                  (a) In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control. To the extent there is any conflict among the provisions of this Agreement and those of the Employment Agreement, the Employment Agreement shall control.

                  (b) Neither the Plan nor this Agreement shall (i) be deemed to give any individual a right to remain an employee of the Company, (ii) restrict the right of the Company to discharge any employee, with or without cause, or (iii) be deemed to be a written contract of employment.

                  (c) The exercise of all or any parts of the Option shall only be effective at such time that the sale of shares of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. This Option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or state securities or other law or valid regulation. The Employee, as a condition to his or her exercise of this Option, shall represent to the Company that the shares of Common Stock of the Company that he or she acquires under this Option are being acquired by him or her for investment and not with a view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933, as amended (the "Act") or any other applicable law, regulation, or rule of any governmental agency and shall, if the shares of Common Stock underlying this Option are not registered under the Act, acknowledge that the certificate evidencing such shares may be stamped with a restrictive legend and such shares will be "restricted securities" as defined in Rule 144 promulgated under the Act.

                  (d) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's Common Stock as will be sufficient to satisfy the requirements of this agreement.

                  (e) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

                  (f) The Company, in its sole and absolute discretion, may allow Employee to satisfy Employee's federal and state income tax withholding obligations upon exercise of the Option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with such rules as the Company may from time to time establish, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of the Option with a Fair Market Value equal to such taxes, in accordance with such rules.

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